UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2008

                                 SUPERVALU INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


           Delaware                     1-5418                  41-0617000
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


         11840 Valley View Road
         Eden Prairie, Minnesota                                        55344
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (952) 828-4000
                                                   --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

On October 2, 2008, the Board of Directors of SUPERVALU INC. (the "Corporation") approved the following amendments to the Corporation's Restated Bylaws.

Section 2.15(a) of the Corporation's Restated Bylaws was amended, among other things, to expand the information required to be provided by any stockholder who submits a nomination for election or reelection to the Board of Directors or a stockholder proposal for consideration at an Annual Meeting of Stockholders. As part of the expanded information, a stockholder submitting a nomination or proposal must disclose whether the stockholder has hedged its ownership of, or entered into any transaction that has the effect of increasing or decreasing its economic risk or voting power with respect to, the Corporation's common stock.

Section 2.15(a)(2) of the Corporation's Restated Bylaws, as amended, states in pertinent part that a stockholder's notice to be proper must include "... (C) as to the stockholder giving the notice and any Stockholder Associated Person ...
(iii) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or any such Stockholder Associated Person with respect to any share of stock of the Corporation..."

Section 2.15(a)(4) of the Corporation's Restated Bylaws, as amended, defines a "Stockholder Associated Person" of any stockholder as "...(i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person."

Section 2.15(a)(5) of the Corporation's Restated Bylaws, as amended, requires that, to be eligible as a nominee for election or reelection as a director of the Corporation, a person submit to the Corporation's Secretary a written questionnaire regarding such person's background and qualifications and a written representation and agreement that that such person (i) is not and will not become a party to any undisclosed voting commitment or any voting commitment that could limit or interfere with such person's fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement with any person other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein and (iii) if elected, will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

Article IX of the Corporation's Restated Bylaws covering indemnification also was amended. Section 9.03(a) of the Corporation's Restated Bylaws, as amended, clarifies that the required determination by the Corporation that indemnification is proper in the circumstances is not limited to a person who is a director or officer at the time of such determination.

Section 9.04(d) of the Corporation's Restated Bylaws, as amended, states that the provisions of Article IX of the Corporation's Restated Bylaws are deemed to be a contract between the Corporation and each director and officer who serves in that capacity while Article IX is in effect. Section 9.04(d) further states:
"... any repeal or amendment of this Article IX shall not adversely affect any right or protection of any person granted pursuant hereto then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts. Neither the repeal nor amendment of this
Article IX, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit or claim that would accrue or arise, prior to such repeal, amendment or adoption of an inconsistent provision."

In addition to the amendments described above, the Corporation's Restated Bylaws were amended to include various technical and clarifying corrections and other non-substantive changes.

The foregoing description of the amendments to the Corporation's Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Corporation's Restated Bylaws, as amended, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit           Description of Exhibit
-------           ----------------------

3.1               Restated Bylaws of SUPERVALU INC., as amended October 2, 2008.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        SUPERVALU INC.
                                              ----------------------------------
                                                         (Registrant)

Date:  October 6, 2008


                                          By: /s/ Burt M. Fealing
                                              ----------------------------------
                                              Burt M. Fealing
                                              Vice President,
                                              Corporate Secretary and
                                              Chief Securities Counsel
                                              (Authorized Officer of Registrant)

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

                                  EXHIBIT INDEX

Exhibit           Description of Exhibit
-------           ----------------------

3.1               Restated Bylaws of SUPERVALU INC., as amended October 2, 2008.



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